Exhibit 10.26

THIRD AMENDMENT AGREEMENT

This Third Amendment Agreement (this “Amendment”) is entered into this 24th day of March, 2016, by and among BENEFITFOCUS, INC., a Delaware corporation (the “Parent”), BENEFITFOCUS.COM, INC., a South Carolina corporation (“Benefitfocus.com”), and BENEFITSTORE, INC., a South Carolina corporation (“BenefitStore”, and together with the Parent and Benefitfocus.com, each individually, a “Borrower”, and collectively, the “Borrowers”), the several banks and other financial institutions or entities party hereto (each a “Lender” and, collectively, the “Lenders”), and SILICON VALLEY BANK, as administrative agent and collateral agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

A. The Borrowers, the Lenders and the Administrative Agent have entered into that certain Credit Agreement dated as of February 20, 2015, as amended pursuant to that certain First Amendment Agreement dated June 16, 2015, and pursuant to that certain Second Amendment Agreement dated December 18, 2015 (as amended and as the same may from time to time be further amended, modified, supplemented or restated, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrowers for the purposes permitted in the Credit Agreement.

B. The Borrowers and the Required Lenders desire to amend the Credit Agreement as set forth herein.

C. The Required Lenders have agreed to so amend certain provisions of the Credit Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement.

2. Amendments to Credit Agreement.

2.1 Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended by deleting “$20,000,000” in the penultimate line of the definition of “Liquidity” and by substituting “$30,000,000” in its stead.

2.2 Section 6.1 (Financial Statements). Section 6.1(b) of the Credit Agreement is hereby amended by adding “(provided that, for the month ending January 31, 2016, such financial statements shall be due on or before March 25, 2016)” after “35 days” in the first line thereof.

2.3 Section 7.1 (Financial Covenants).

(a) Section 7.1(a) of the Credit Agreement (Minimum Liquidity) is hereby amended by deleting “$30,000,000” appearing in the last line thereof and by substituting “$45,000,000” in its stead.

(b) Section 7.1(b) of the Credit Agreement (Minimum Consolidated EBITDA) is hereby amended by deleting the grid set forth therein and by substituting the following in its stead:

Quarter Ending	Minimum Consolidated EBITDA
March 31, 2015	($22,500,000)
June 30, 2015	($22,500,000)
September 30, 2015	($22,500,000)
December 31, 2015	($16,500,000)
March 31, 2016	($14,000,000)
June 30, 2016	($13,000,000)
September 30, 2016	($5,750,000)
December 31, 2016	$0.0
March 31, 2017	$8,000,000
June 30, 2017	$9,000,000
September 30, 2017	$12,000,000
December 31, 2017	$18,000,000

(c) Section 7.7 of the Credit Agreement (Consolidated Capital Expenditures) is hereby amended by deleting the grid set forth therein and by substituting the following in its stead:

Fiscal Year	Consolidated Capital Expenditures
2015 fiscal year	$16,500,000
2016 fiscal year	$21,000,000
2017 and each fiscal year thereafter	$17,000,000

2.4 Exhibit B (Form of Compliance Certificate). Exhibit B to the Credit Agreement is hereby deleted in its entirety and the Exhibit A attached hereto is substituted in its stead.

3. Limitation of Amendment.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce the Administrative Agent and the Required Lenders to enter into this Amendment, the Borrowers hereby represent and warrant as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Each Borrower have the power and authority to execute and deliver this Amendment and to perform its obligations under the Credit Agreement, as amended by this Amendment;

4.3 The organizational documents of the Borrowers previously delivered remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by each Borrower of this Amendment and the performance by such Borrower of its obligations under the Credit Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of its obligations under the Credit Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting such Borrower, (b) any contractual restriction with a Person binding on such Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on such Borrower, or (d) the organizational documents of such Borrower;

4.6 The execution and delivery by each Borrower of this Amendment and the performance by such Borrower of its obligations under the Credit Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on such Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by each Borrower and is the binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. No Defenses of Borrowers. Each Borrower hereby acknowledges and agrees that such Borrower has no offsets, defenses, claims, or counterclaims against the Administrative Agent or any Lender with respect to the Obligations, or otherwise, and that if such Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Administrative Agent or any Lender, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and such Borrower hereby RELEASES the Administrative Agent and each Lender from any liability thereunder.

6. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

7. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8. Effectiveness. This Amendment shall be deemed effective upon the following:

8.1 The due execution and delivery to the Administrative Agent by each party hereto.

8.2 The payment by the Borrower to the Administrative Agent, for the ratable benefit of each Lender party to this amendment based on such Lender’s Revolving Percentage, an amendment fee equal to .075% of the Revolving Commitment of each Lender party hereto.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWERS:

BENEFITFOCUS.COM, INC.		BENEFITFOCUS, INC.

By:	/s/ Milton A. Alpern	By:	/s/ Milton A. Alpern
Name:	MILTON A. ALPERN	Name:	MILTON A. ALPERN
Title:	CHIEF FINANCIAL OFFICER	Title:	CHIEF FINANCIAL OFFICER

BENEFITFOCUS, INC.

		By:	/s/ Milton A. Alpern
		Name:	MILTON A. ALPERN
		Title:	CHIEF FINANCIAL OFFICER

Exhibit B

SILICON VALLEY BANK, as Administrative Agent and as a Lender

By:	/s/ Michael Shuhy
Name:	Michael Shuhy
Title:	Director

COMERICA BANK, as a Lender

By:	/s/ John Benetti
Name:	John Benetti
Title:	SVP

PACIFIC WESTERN BANK, as a Lender

By:	/s/ Adam Glick
Name:	Adam Glick
Title:	SVP

Exhibit B

EXHIBIT B

FORM OF COMPLIANCE CERTIFICATE

BENEFITFOCUS, INC.

BENEFITFOCUS.COM, INC.

BENEFITSTORE, INC.

Date:             , 20

1. This Compliance Certificate is delivered pursuant to Section 6.2(b) of that certain Credit Agreement, dated as of February 20, 2015, by and among BENEFITFOCUS, INC., a Delaware corporation (“Parent”), BENEFITFOCUS.COM, INC., a South Carolina corporation (“Benefitfocus.com”), and BENEFITSTORE, INC., a South Carolina corporation (“BenefitStore”, and together with Parent and Benefitfocus.com, each individually, a “Borrower”, and collectively, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (each a “Lender” and, collectively, the “Lenders”), SILICON VALLEY BANK, as the Issuing Lender and the Swingline Lender, SILICON VALLEY BANK (“SVB”), as administrative agent and collateral agent for the Lenders (in such capacity, the “Administrative Agent”) and COMERICA BANK, as documentation agent (in such capacity, the “Documentation Agent”) (as amended, restated, amended and restated, supplemented, restructured or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2. The undersigned, a duly authorized and acting Responsible Officer of Parent, hereby certifies, in his/her capacity as an officer of Parent, and not in any personal capacity, as follows:

3. I have reviewed and am familiar with the contents of this Compliance Certificate.

4. I have reviewed the terms of the Credit Agreement and the other Loan Documents and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and condition of Parent and its Subsidiaries during the accounting period covered by the financial statements attached hereto as Attachment 1 (the “Financial Statements”). Except as set forth on Attachment 2, such review did not disclose the existence during or at the end of the accounting period covered by the Financial Statements, and I have no knowledge of the existence as of the date of this Compliance Certificate, of any condition or event which constitutes a Default or an Event of Default.

5. Attached hereto as Attachment 3 are the computations showing compliance with the covenants set forth in Section 7.1 of the Credit Agreement.

6. [To the extent not previously disclosed to the Administrative Agent, a description of any change in the jurisdiction of organization of any Loan Party.]

7. [To the extent not previously disclosed to the Administrative Agent, a list of any material patents, registered trademarks or registered copyrights issued to or acquired by any Loan Party since [the Closing Date][the date of the most recent report delivered].]

[Remainder of page intentionally left blank; signature page follows]

Exhibit B

IN WITNESS WHEREOF, I have executed this Compliance Certificate as of the date first written above.

PARENT, for itself and on behalf of each other Borrower:

BENEFITFOCUS, INC.

By:
Name:
Title:

Exhibit B

Attachment 1

to Compliance Certificate

[Attach Financial Statements]

Attachment 1 to Compliance Certificate

Attachment 2

to Compliance Certificate

Except as set forth below, no Default or Event of Default has occurred. [If a Default or Event of Default has occurred, the following describes the nature of the Default or Event of Default in reasonable detail and the steps, if any, being taken or contemplated by the Borrowers to be taken on account thereof.]

Attachment 2 to Compliance Certificate

Attachment 3

to Compliance Certificate

Preliminary Note to Compliance Certificate Calculations

The information described herein is as of [                    ], [        ] (the “Statement Date”), and pertains to the subject period described below.

(a)	Minimum Liquidity.

Required: Permit Liquidity at any time, as tested on the last day of each month, to be less than $45,000,000.

Actual:

A.	The Available Revolving Commitment as of the Statement Date	$

B.	The aggregate amount of unrestricted cash held by the Borrowers and the Guarantors in Deposit Accounts maintained with SVB or SVB’s Affiliates or another Lender or an Affiliate thereof, or with National Bank of South Carolina (“NBSC”, provided that the aggregate amounts held in deposit accounts with NBSC shall not exceed $6,500,000 at any time), and in each case subject to a first priority lien in favor of the Administrative Agent, including, without limitation, pursuant to a Deposit Account Control Agreement with respect to each such Deposit Account provided that, in connection with any calculation of Liquidity required hereunder, at least $30,000,000 must consist of unrestricted cash satisfying the requirements of clause (i) above.	$

C.	MINIMUM LIQUIDITY (the sum of line A plus line B)	$

Does line C consist of not less than $30,000,000 of unrestricted cash?

No, not in Compliance	Yes, in Compliance

Is line C equal to or greater than $45,000,000?

No, not in Compliance Yes, in Compliance

No, not in Compliance	Yes, in Compliance

Attachment 3 to Compliance Certificate

(b)	Minimum Consolidated EBITDA.

Required: Permit Consolidated EBITDA for any quarter specified below, as calculated on a trailing six (6) months basis, to be less than the correlative amount specified below:

Quarter Ending	Minimum Consolidated EBITDA

March 31, 2015	($22,500,000)
June 30, 2015	($22,500,000)
September 30, 2015	($22,500,000)
December 31, 2015	($16,500,000)
March 31, 2016	($14,000,000)
June 30, 2016	($13,000,000)
September 30, 2016	($5,750,000)
December 31, 2016	$0.0
March 31. 2017	$8,000,000
June 30, 2017	$9,000,000
September 30, 2017	$12,000,000
December 31, 2017	$18,000,000

Actual: All amounts measured on a trailing six month basis:

A.	Consolidated Net Income	$

B.	Consolidated Interest Expense	$

C.	Provisions for taxes based on income	$

D.	Total depreciation and amortization expense	$

E.	Non-cash compensation expense	$

F.	The fees, costs and expenses incurred in connection with the Credit Agreement and the other Loan Documents and the transactions thereunder	$

G.	Reasonable one-time fees, costs and expenses incurred in connection with a Permitted Acquisition or a successful offering or issuance of Capital Stock, in each case to the extent approved in writing by the Administrative Agent as an ‘add-back’ to Consolidated EBITDA	$

Attachment 3 to Compliance Certificate

H.	Other non-cash items reducing Consolidated Net Income (excluding any such non-cash item to the extent that it represents an accrual or reserve for potential cash items in any future period or amortization of a prepaid cash item that was paid in a prior period) approved by the Administrative Agent in writing as an ‘add back’ to Consolidated EBITDA	$

I.	The Sum of lines A through H	$

J.	Other non-cash items increasing Consolidated Net Income for such period (excluding any such non-cash item to the extent it represents the reversal of an accrual or reserve for potential cash item in any prior period)	$

K.	Interest Income	$

L.	The Sum of lines J and K	$

M.	CONSOLIDATED EBITDA (line I minus line L)	$

Is Line M equal to or greater than $[                             ]?

No, not in Compliance	Yes, in Compliance

Attachment 3 to Compliance Certificate